Exhibit 99.1

Apple Hospitality REIT Reports Results of Operations for First Quarter 2018

RICHMOND, Va. (May 7, 2018) – Apple Hospitality REIT, Inc. (NYSE: APLE) (the “Company” or “Apple Hospitality”) today announced results of operations for the first quarter of 2018.

 Selected Statistical and Financial Data
As of and For the Three Months Ended March 31
(Unaudited) (in thousands, except statistical and per share amounts)(1)

	Three Months Ended
	March 31,
	2018	2017	% Change

Net income	$42,182	$34,365	22.7%
Net income per share	$0.18	$0.15	20.0%

Adjusted EBITDA	$100,214	$99,078	1.1%
Comparable Hotels Adjusted Hotel EBITDA	$107,500	$106,634	0.8%
Comparable Hotels Adjusted Hotel EBITDA Margin	35.9%	36.4%	(50 bps)
Modified funds from operations (MFFO)	$87,902	$86,881	1.2%
MFFO per share	$0.38	$0.39	(2.6%)

Average Daily Rate (ADR) (Actual)	$134.32	$133.39	0.7%
Occupancy (Actual)	74.6%	74.4%	0.3%
Revenue Per Available Room (RevPAR) (Actual)	$100.18	$99.27	0.9%

Comparable Hotels ADR	$134.43	$133.25	0.9%
Comparable Hotels Occupancy	74.6%	74.5%	0.1%
Comparable Hotels RevPAR	$100.23	$99.31	0.9%

Distributions paid	$69,144	$66,908	3.3%
Distributions paid per share	$0.30	$0.30	-

Total debt outstanding	$1,329,202
Total debt to total capitalization (2)	24.7%

(1) Explanations of and reconciliations to net income determined in accordance with generally accepted accounting principles (“GAAP”) of non-GAAP financial measures, Adjusted EBITDA, Comparable Hotels Adjusted Hotel EBITDA and MFFO, are included below.
(2) Total debt outstanding divided by total debt outstanding plus equity market capitalization based on the Company’s closing share price of $17.57 on March 31, 2018.

Comparable Hotels is defined as the 241 hotels owned by the Company as of March 31, 2018. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

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Justin Knight, President and Chief Executive Officer of Apple Hospitality REIT, commented, “The year is off to a solid start and performance across our portfolio was generally in line with our expectations for the first quarter. While the growth of leisure travel continued to outpace corporate travel during the quarter, we are seeing indications of increasing corporate demand in many of our markets and are optimistic those trends will strengthen throughout the year. Our highly diversified portfolio is well positioned to benefit from more favorable business travel trends which allow us to drive incremental efficiencies at the property level. We continue to be optimistic about the prospects for the year and remain confident in the fundamentals of our portfolio.”

Portfolio Activity
On February 5, 2018, Apple Hospitality acquired an existing 119-room Hampton Inn & Suites by Hilton® in Atlanta, Georgia, and an existing 144-room Hampton Inn & Suites by Hilton® in Memphis, Tennessee, for a combined total purchase price of $63 million.

On May 2, 2018, the Company acquired the newly built 210-room Hampton Inn & Suites by Hilton® in Phoenix, Arizona, for a total purchase price of approximately $44 million.

In April 2018, the Company entered into a contract for the potential purchase of a planned dual-branded Hampton Inn & Suites by Hilton® and Home2 Suites by Hilton® property in Cape Canaveral, Florida, with a combined total of 224 guest rooms. The purchase price is approximately $47 million, and the hotels are anticipated to open in 2020. There are many conditions to closing, and there can be no assurance the hotels will be acquired.

Capital Improvements
Apple Hospitality consistently reinvests in its hotels to maintain and enhance each property’s relevance and competitive position within its respective market. During the quarter ended March 31, 2018, the Company invested approximately $18 million in capital expenditures. The Company plans to continue to reinvest in its hotels and anticipates investing an additional $50 million to $60 million in capital improvements during the remainder of 2018, which includes various scheduled renovation projects for approximately 25 to 30 properties.

Balance Sheet and Capital Markets
As of March 31, 2018, Apple Hospitality had approximately $1.3 billion of total outstanding indebtedness with a current combined weighted-average interest rate of approximately 3.7 percent for the remainder of 2018. Excluding unamortized debt issuance costs and fair value adjustments, the Company’s total outstanding indebtedness is comprised of approximately $499 million in property-level debt secured by 31 hotels and $831 million outstanding on its unsecured credit facilities. Apple Hospitality’s undrawn capacity on its unsecured credit facilities at March 31, 2018, was approximately $369 million. The Company’s total debt to total capitalization at March 31, 2018, was approximately 25 percent, which provides Apple Hospitality with financial flexibility to fund capital requirements and pursue opportunities in the marketplace.

Shareholder Distributions
Apple Hospitality paid distributions of $0.30 per common share during the three-month period ended March 31, 2018.  Based on the Company’s common share closing price of $18.07 on May 3, 2018, the annualized distribution rate of $1.20 per common share represents an annual yield of approximately 6.6 percent. The Company’s Board of Directors, in consultation with management, will continue to regularly monitor the Company’s distribution rate relative to the performance of its hotels, capital improvement needs, varying economic cycles, acquisitions and dispositions. At its discretion, the Company’s Board of Directors may make adjustments as determined to be prudent in relation to other cash requirements of the Company.

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2018 Outlook
Apple Hospitality is providing its operational and financial outlook for 2018. This outlook, which is based on management’s current view of both operating and economic fundamentals of the Company’s existing portfolio of hotels, does not take into account any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions or dispositions. Comparable Hotels RevPAR Growth and Comparable Hotels Adjusted Hotel EBITDA Margin % guidance include properties acquired, as if the hotels were owned as of January 1, 2017, and exclude completed dispositions since January 1, 2017. For the full year 2018, the Company anticipates:

	2018 Guidance(1)
	Low-End	High-End

Net income	$198 Million	$221 Million

Comparable Hotels RevPAR Growth	0.0%	2.0%

Comparable Hotels Adjusted Hotel EBITDA Margin %	36.8%	37.8%

Adjusted EBITDA	$437 Million	$457 Million

(1)	Explanations of and reconciliations to net income guidance of Adjusted EBITDA guidance are included below.

Earnings Call
The Company will host a quarterly conference call for investors and interested parties on Tuesday, May 8, 2018, at 9:00 a.m. Eastern Time. The conference call will be accessible by telephone and the internet. To access the call, participants from within the U.S. should dial (877) 407-9039, and participants from outside the U.S. should dial (201) 689-8470. Participants may also access the call via live webcast by visiting the Investor Information section of the Company's website at ir.applehospitalityreit.com. A replay of the call will be available from approximately 12:00 p.m. Eastern Time on May 8, 2018, through 11:59 p.m. Eastern Time on May 22, 2018. To access the replay, the domestic dial-in number is (844) 512-2921, the international dial-in number is (412) 317-6671, and the passcode is 13678115. The archive of the webcast will be available on the Company's website for a limited time.

About Apple Hospitality REIT, Inc.
Apple Hospitality REIT, Inc. (NYSE: APLE) is a publicly traded real estate investment trust (REIT) that owns one of the largest and most diverse portfolios of upscale, select-service hotels in the United States. Apple Hospitality’s portfolio consists of 242 hotels with more than 30,700 guest rooms located in 88 markets throughout 34 states. Franchised with industry-leading brands, the Company’s portfolio comprises 117 Marriott®-branded hotels and 125 Hilton®-branded hotels. For more information, please visit www.applehospitalityreit.com.

Apple Hospitality REIT Non-GAAP Financial Measures
The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance:  Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Adjusted EBITDA (“Adjusted EBITDA”); and Adjusted Hotel EBITDA (“Adjusted Hotel EBITDA”). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations, or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs. Reconciliations of these non-GAAP financial measures to net income (loss) are provided in the following pages.

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Forward-Looking Statements Disclaimer
Certain statements contained in this press release, other than historical facts, may be considered forward-looking statements. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “outlook,” “strategy,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality to be materially different from future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of Apple Hospitality to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; the outcome of current and future litigation, including any legal proceedings that have been or may be instituted against Apple Hospitality or others; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality’s business, assets or classification as a real estate investment trust. Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this press release will prove to be accurate.  In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved.  In addition, Apple Hospitality’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review Apple Hospitality’s financial statements and the notes thereto, as well as the risk factors described in Apple Hospitality’s filings with the Securities and Exchange Commission, including, but not limited to, in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. Any forward-looking statement that Apple Hospitality makes speaks only as of the date of such statement. Apple Hospitality undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Contact:
Apple Hospitality REIT, Inc.
Kelly Clarke, Vice President, Investor Relations
(804) 727-6321
kclarke@applereit.com

For additional information or to receive press releases by email, visit www.applehospitalityreit.com.

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Apple Hospitality REIT, Inc.
Consolidated Balance Sheets
(in thousands, except share data)

	March 31,	December 31,
	2018	2017
	(unaudited)
Assets
Investment in real estate, net of accumulated depreciation
of $775,894 and $731,284, respectively	$4,829,776	$4,793,159
Restricted cash-furniture, fixtures and other escrows	31,438	29,791
Due from third party managers, net	57,240	31,457
Other assets, net	54,917	47,931
Total Assets	$4,973,371	$4,902,338

Liabilities
Revolving credit facility	$170,700	$106,900
Term loans	656,569	656,279
Mortgage debt	500,189	459,017
Accounts payable and other liabilities	89,439	109,057
Total Liabilities	1,416,897	1,331,253

Shareholders' Equity
Preferred stock, authorized 30,000,000 shares; none issued
and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares;
issued and outstanding 230,339,578 and 229,961,548 shares, respectively	4,594,247	4,588,188
Accumulated other comprehensive income	16,070	9,778
Distributions greater than net income	(1,053,843)	(1,026,881)
Total Shareholders' Equity	3,556,474	3,571,085

Total Liabilities and Shareholders' Equity	$4,973,371	$4,902,338

Note:
The Consolidated Balance Sheets and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.

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Apple Hospitality REIT, Inc.
Consolidated Statements of Operations and Comprehensive Income
(Unaudited) (in thousands, except per share data)

	Three Months Ended
	March 31,
	2018	2017
Revenues:
Room	$274,836	$269,393
Other	23,553	23,532
Total revenue	298,389	292,925

Expenses:
Operating	75,954	75,154
Hotel administrative	25,102	24,836
Sales and marketing	25,332	24,109
Utilities	10,283	9,753
Repair and maintenance	12,453	11,916
Franchise fees	12,733	12,474
Management fees	10,472	10,212
Property taxes, insurance and other	17,229	16,927
Ground lease	2,850	2,816
General and administrative	6,877	6,754
Loss on impairment of depreciable real estate assets	-	7,875
Depreciation	44,840	43,767
Total expenses	244,125	246,593

Operating income	54,264	46,332

Interest and other expense, net	(11,919)	(11,717)

Income before income taxes	42,345	34,615

Income tax expense	(163)	(250)

Net income	$42,182	$34,365

Other comprehensive income:
Interest rate derivatives	6,292	1,545

Comprehensive income	$48,474	$35,910

Basic and diluted net income per common share	$0.18	$0.15

Weighted average common shares outstanding - basic and diluted	230,515	223,047

Note:
The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.

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Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics and Statistical Data
(Unaudited)
(in thousands except statistical data)

	Three Months Ended
	March 31,
	2018	2017	% Change

Room revenue	$275,904	$271,069	1.8%
Other revenue	23,595	22,232	6.1%
Total revenue	299,499	293,301	2.1%

Total operating expenses	191,999	186,667	2.9%

Adjusted Hotel EBITDA	$107,500	$106,634	0.8%
Adjusted Hotel EBITDA Margin %	35.9%	36.4%	(50 bps)

ADR (Comparable Hotels)	$134.43	$133.25	0.9%
Occupancy (Comparable Hotels)	74.6%	74.5%	0.1%
RevPAR (Comparable Hotels)	$100.23	$99.31	0.9%

ADR (Actual)	$134.32	$133.39	0.7%
Occupancy (Actual)	74.6%	74.4%	0.3%
RevPAR (Actual)	$100.18	$99.27	0.9%

Reconciliation to Actual Results

Total Revenue (Actual)	$298,389	$292,925
Revenue from acquisitions prior to ownership	1,176	7,110
Revenue from dispositions	-	(6,687)
Lease revenue intangible amortization	(66)	(47)
Comparable Hotels Total Revenue	$299,499	$293,301

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$107,091	$105,832
AHEBITDA from acquisitions prior to ownership	409	2,509
AHEBITDA from dispositions	-	(1,707)
Comparable Hotels AHEBITDA	$107,500	$106,634

Note:
Comparable Hotels is defined as the 241 hotels owned by the Company as of March 31, 2018. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Reconciliation of net income to non-GAAP financial measures is included in the following pages.

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Apple Hospitality REIT, Inc.
Comparable Hotels Quarterly Operating Metrics and Statistical Data
(Unaudited)
(in thousands except statistical data)

	Three Months Ended
	6/30/2016	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018

Room revenue	$308,198	$304,166	$258,363	$271,069	$311,222	$310,330	$270,356	$275,904
Other revenue	24,030	23,196	23,073	22,232	24,982	22,483	23,339	23,595
Total revenue	332,228	327,362	281,436	293,301	336,204	332,813	293,695	299,499

Total operating expenses	193,766	198,697	181,563	186,667	201,195	202,155	190,904	191,999

Adjusted Hotel EBITDA	$138,462	$128,665	$99,873	$106,634	$135,009	$130,658	$102,791	$107,500
Adjusted Hotel EBITDA Margin %	41.7%	39.3%	35.5%	36.4%	40.2%	39.3%	35.0%	35.9%

ADR (Comparable Hotels)	$137.55	$136.00	$128.21	$133.25	$138.01	$138.02	$130.67	$134.43
Occupancy (Comparable Hotels)	81.8%	80.4%	72.4%	74.5%	81.6%	80.3%	73.5%	74.6%
RevPAR (Comparable Hotels)	$112.57	$109.31	$92.85	$99.31	$112.59	$110.89	$96.08	$100.23

ADR (Actual)	$138.16	$136.04	$127.81	$133.39	$137.56	$136.73	$130.30	$134.32
Occupancy (Actual)	82.2%	80.2%	72.4%	74.4%	81.5%	80.0%	73.5%	74.6%
RevPAR (Actual)	$113.59	$109.07	$92.52	$99.27	$112.10	$109.45	$95.76	$100.18

Reconciliation to Actual Results

Total Revenue (Actual)	$257,636	$276,471	$282,431	$292,925	$331,704	$324,926	$289,067	$298,389
Revenue from acquisitions prior to ownership	84,637	59,867	7,294	7,110	9,091	10,955	4,826	1,176
Revenue from dispositions	(9,998)	(8,929)	(8,242)	(6,687)	(4,544)	(3,017)	(147)	-
Lease revenue intangible amortization	(47)	(47)	(47)	(47)	(47)	(51)	(51)	(66)
Comparable Hotels Total Revenue	$332,228	$327,362	$281,436	$293,301	$336,204	$332,813	$293,695	$299,499

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$105,574	$106,707	$99,291	$105,832	$132,138	$125,750	$101,159	$107,091
AHEBITDA from acquisitions prior to ownership	35,883	24,251	2,748	2,509	4,150	5,564	1,670	409
AHEBITDA from dispositions	(2,995)	(2,293)	(2,166)	(1,707)	(1,279)	(656)	(38)	-
Comparable Hotels AHEBITDA	$138,462	$128,665	$99,873	$106,634	$135,009	$130,658	$102,791	$107,500

Note:
Comparable Hotels is defined as the 241 hotels owned by the Company as of March 31, 2018. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Reconciliation of net income (loss) to non-GAAP financial measures is included in the following pages.

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Apple Hospitality REIT, Inc.
Same Store Hotels Operating Metrics and Statistical Data
(Unaudited)
(in thousands except statistical data)

	Three Months Ended
	March 31,
	2018	2017	% Change

Room revenue	$266,824	$263,961	1.1%
Other revenue	22,551	21,563	4.6%
Total revenue	289,375	285,524	1.3%

Total operating expenses	185,563	181,548	2.2%

Adjusted Hotel EBITDA	$103,812	$103,976	(0.2%)
Adjusted Hotel EBITDA Margin %	35.9%	36.4%	(50 bps)

ADR (Same Store Hotels)	$134.26	$132.98	1.0%
Occupancy (Same Store Hotels)	74.8%	74.7%	0.1%
RevPAR (Same Store Hotels)	$100.37	$99.31	1.1%

ADR (Actual)	$134.32	$133.39	0.7%
Occupancy (Actual)	74.6%	74.4%	0.3%
RevPAR (Actual)	$100.18	$99.27	0.9%

Reconciliation to Actual Results

Total Revenue (Actual)	$298,389	$292,925
Revenue from acquisitions	(8,948)	(667)
Revenue from dispositions	-	(6,687)
Lease revenue intangible amortization	(66)	(47)
Same Store Hotels Total Revenue	$289,375	$285,524

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$107,091	$105,832
AHEBITDA from acquisitions	(3,279)	(149)
AHEBITDA from dispositions	-	(1,707)
Same Store Hotels AHEBITDA	$103,812	$103,976

Note:
Same Store Hotels is defined as the 233 hotels owned by the Company as of January 1, 2017 and during the entirety of the periods being compared. This information has not been audited.

Reconciliation of net income to non-GAAP financial measures is included in the following pages.

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Apple Hospitality REIT, Inc.
Same Store Hotels Quarterly Operating Metrics and Statistical Data
(Unaudited)
(in thousands except statistical data)

	Three Months Ended
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018

Room revenue	$263,961	$301,663	$298,865	$260,906	$266,824
Other revenue	21,563	24,208	21,650	22,322	22,551
Total revenue	285,524	325,871	320,515	283,228	289,375

Total operating expenses	181,548	195,499	195,845	184,107	185,563

Adjusted Hotel EBITDA	$103,976	$130,372	$124,670	$99,121	$103,812
Adjusted Hotel EBITDA Margin %	36.4%	40.0%	38.9%	35.0%	35.9%

ADR (Same Store Hotels)	$132.98	$137.36	$136.82	$130.20	$134.26
Occupancy (Same Store Hotels)	74.7%	81.7%	80.4%	73.7%	74.8%
RevPAR (Same Store Hotels)	$99.31	$112.23	$109.98	$96.01	$100.37

ADR (Actual)	$133.39	$137.56	$136.73	$130.30	$134.32
Occupancy (Actual)	74.4%	81.5%	80.0%	73.5%	74.6%
RevPAR (Actual)	$99.27	$112.10	$109.45	$95.76	$100.18

Reconciliation to Actual Results

Total Revenue (Actual)	$292,925	$331,704	$324,926	$289,067	$298,389
Revenue from acquisitions	(667)	(1,242)	(1,343)	(5,641)	(8,948)
Revenue from dispositions	(6,687)	(4,544)	(3,017)	(147)	-
Lease revenue intangible amortization	(47)	(47)	(51)	(51)	(66)
Same Store Hotels Total Revenue	$285,524	$325,871	$320,515	$283,228	$289,375

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$105,832	$132,138	$125,750	$101,159	$107,091
AHEBITDA from acquisitions	(149)	(487)	(424)	(2,000)	(3,279)
AHEBITDA from dispositions	(1,707)	(1,279)	(656)	(38)	-
Same Store Hotels AHEBITDA	$103,976	$130,372	$124,670	$99,121	$103,812

Note:
Same Store Hotels is defined as the 233 hotels owned by the Company as of January 1, 2017 and during the entirety of the periods being compared. This information has not been audited.

Reconciliation of net income (loss) to non-GAAP financial measures is included in the following pages.

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Apple Hospitality REIT, Inc.
Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA
(Unaudited)
(in thousands)

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  In addition, certain covenants included in the agreements governing the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion of certain additional items from EBITDA (Adjusted EBITDA) useful, including (i) the exclusion of transaction and litigation costs (reimbursements), gains or losses from sales of real estate, and the loss on impairment of depreciable real estate assets, as these items do not represent ongoing operations, and (ii) the exclusion of non-cash straight-line ground lease expense, as this expense does not reflect the underlying performance of the related hotels.

The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDA (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company’s hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance and is used by management to measure the performance of the Company’s hotels and effectiveness of the operators of the hotels.

The following table reconciles the Company’s GAAP net income (loss) to EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA on a quarterly basis from June 30, 2016 through March 31, 2018.

	Three Months Ended
	6/30/2016	9/30/2016	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018
Net income (loss)	$54,718	$13,694	$41,554	$34,365	$87,606	$62,824	$(2,303)	$42,182
Depreciation	33,824	37,343	43,512	43,767	43,893	44,110	44,729	44,840
Amortization of favorable and unfavorable leases, net	119	132	161	165	168	165	165	206
Interest and other expense, net	9,560	10,156	11,507	11,717	11,849	12,024	11,753	11,919
Income tax (benefit) expense	360	(7)	(185)	250	259	203	135	163
EBITDA	98,581	61,318	96,549	90,264	143,775	119,326	54,479	99,310
Transaction and litigation costs (reimbursements)	1,116	36,452	(2,872)	-	(2,586)	-	-	-
(Gain) Loss on sale of real estate	-	-	153	-	(16,140)	157	(312)	-
Loss on impairment of depreciable real estate assets	-	5,471	-	7,875	-	-	38,000	-
Non-cash straight-line ground lease expense	817	843	940	939	938	917	906	904
Adjusted EBITDA	$100,514	$104,084	$94,770	$99,078	$125,987	$120,400	$93,073	$100,214
General and administrative expense	5,060	2,623	4,521	6,754	6,151	5,350	8,086	6,877
Adjusted Hotel EBITDA	$105,574	$106,707	$99,291	$105,832	$132,138	$125,750	$101,159	$107,091

Page | 11

Apple Hospitality REIT, Inc.
Reconciliation of Net Income to FFO and MFFO
(Unaudited)
(in thousands)

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), which defines FFO as net income (computed in accordance with GAAP), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO (MFFO) for the exclusion of non-cash straight-line ground lease expense, as this expense does not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

The following table reconciles the Company’s GAAP net income to FFO and MFFO for the three months ended March 31, 2018 and 2017.

	Three Months Ended March 31,
	2018	2017
Net income	$42,182	$34,365
Depreciation of real estate owned	44,610	43,537
Loss on impairment of depreciable real estate assets	-	7,875
Amortization of favorable and unfavorable leases, net	206	165
Funds from operations	86,998	85,942
Non-cash straight-line ground lease expense	904	939
Modified funds from operations	$87,902	$86,881

Page | 12

Apple Hospitality REIT, Inc.
2018 Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA
(Unaudited)
(in thousands)

The guidance of net income, EBITDA and Adjusted EBITDA are forward-looking statements and are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results and performance to differ materially from those expressed or implied by these forecasts. Although the Company believes the expectations reflected in the forecasts are based upon reasonable assumptions, there can be no assurance that the expectations will be achieved or that the results will not be materially different. Risks that may affect these assumptions and forecasts include, but are not limited to, the following: changes in political, economic, competitive and specific market conditions; the amount and timing of acquisitions and dispositions of hotel properties; the level of capital expenditures may change significantly, which will directly affect the level of depreciation expense, interest expense and net income; the amount and timing of debt repayments may change significantly based on market conditions, which will directly affect the level of interest expense and net income; the amount and timing of transactions involving the Company's common stock may change based on market conditions; and other risks and uncertainties associated with the Company's business described herein and in filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

The following table reconciles the Company’s GAAP net income guidance to EBITDA and Adjusted EBITDA guidance for the year ending December 31, 2018.

	Year Ending December 31, 2018
	Low-End	High-End
Net income	$197,500	$221,100
Depreciation	183,000	181,000
Amortization of favorable and unfavorable leases, net	650	650
Interest and other expense, net	51,500	49,500
Income tax expense	800	1,200
EBITDA	433,450	453,450
Non-cash straight-line ground lease expense	3,550	3,550
Adjusted EBITDA	$437,000	$457,000

Page | 13

Apple Hospitality REIT, Inc.
Debt Summary
(Unaudited)
($ in thousands)
March 31, 2018

	April 1 - December 31, 2018	2019	2020	2021	2022	Thereafter	Total	Fair Market Value
Total debt:
Maturities	$9,730	$204,505	$453,349	$97,586	$109,252	$454,780	$1,329,202	$1,326,386
Average interest rates	3.7%	3.7%	3.8%	4.0%	3.9%	3.8%

Variable rate debt:
Maturities	$-	$170,700	$425,000	$50,000	$-	$185,000	$830,700	$832,515
Average interest rates (1)	3.2%	3.2%	3.2%	3.3%	3.4%	3.4%

Fixed rate debt:
Maturities	$9,730	$33,805	$28,349	$47,586	$109,252	$269,780	$498,502	$493,871
Average interest rates	4.5%	4.4%	4.4%	4.4%	4.2%	4.1%

(1)  The average interest rate gives effect to interest rate swaps, as applicable.

Note:
See further information on the Company’s indebtedness in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018.

Page | 14

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics Top 20 Markets
Three Months ended March 31
(Unaudited)

Top 20 Markets		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q1 2018	Q1 2017	% Change	Q1 2018	Q1 2017	% Change	Q1 2018	Q1 2017	% Change	Q1 2018
Top 20 Markets
Phoenix, AZ	8	84.5%	81.9%	3.1%	$163.54	$162.10	0.9%	$138.14	$132.79	4.0%	6.4%
Los Angeles/Long Beach, CA	8	89.1%	87.5%	1.8%	$165.73	$160.59	3.2%	$147.63	$140.58	5.0%	6.4%
San Diego, CA	7	79.9%	80.3%	(0.4)%	$146.71	$149.53	(1.9)%	$117.23	$120.00	(2.3)%	5.1%
Anaheim/Santa Ana, CA	6	84.1%	85.2%	(1.3)%	$147.05	$147.66	(0.4)%	$123.66	$125.77	(1.7)%	4.2%
Nashville, TN	5	82.0%	74.0%	10.7%	$159.11	$162.33	(2.0)%	$130.44	$120.17	8.5%	3.5%
Dallas, TX	9	72.0%	75.5%	(4.6)%	$124.93	$121.91	2.5%	$89.99	$92.07	(2.3)%	3.5%
Fort Lauderdale, FL	3	93.5%	89.2%	4.8%	$191.24	$180.67	5.9%	$178.90	$161.22	11.0%	3.4%
Richmond/Petersburg, VA	4	76.1%	73.0%	4.3%	$152.23	$149.93	1.5%	$115.79	$109.38	5.9%	3.4%
Miami/Hialeah, FL	3	94.8%	88.2%	7.4%	$184.94	$177.14	4.4%	$175.34	$156.31	12.2%	3.1%
Austin, TX	7	75.4%	77.0%	(2.1)%	$131.38	$132.88	(1.1)%	$99.01	$102.32	(3.2)%	2.8%
Seattle, WA	3	80.3%	75.2%	6.8%	$161.45	$169.63	(4.8)%	$129.67	$127.52	1.7%	2.3%
Houston, TX	6	69.4%	66.8%	4.0%	$126.32	$124.93	1.1%	$87.71	$83.41	5.2%	2.2%
Fort Worth/Arlington, TX	5	75.5%	72.4%	4.3%	$135.01	$129.06	4.6%	$101.88	$93.38	9.1%	2.2%
Chicago, IL	8	64.8%	62.9%	3.0%	$116.31	$114.91	1.2%	$75.42	$72.32	4.3%	2.1%
Orlando, FL	3	87.9%	88.5%	(0.6)%	$138.30	$133.16	3.9%	$121.60	$117.82	3.2%	2.0%
Tucson, AZ	3	87.7%	88.2%	(0.5)%	$127.78	$120.68	5.9%	$112.11	$106.43	5.3%	1.7%
Oklahoma City, OK	4	72.7%	76.1%	(4.5)%	$132.64	$133.68	(0.8)%	$96.47	$101.78	(5.2)%	1.7%
Alabama South	6	72.8%	73.6%	(1.1)%	$110.47	$109.99	0.4%	$80.44	$80.96	(0.7)%	1.5%
Idaho	2	71.1%	77.2%	(7.9)%	$127.86	$125.42	1.9%	$90.96	$96.84	(6.1)%	1.4%
Denver, CO	3	69.3%	73.2%	(5.4)%	$136.08	$140.39	(3.1)%	$94.25	$102.81	(8.3)%	1.4%
Top 20 Markets	103	78.2%	77.4%	1.0%	$144.10	$142.29	1.3%	$112.62	$110.09	2.3%	60.3%

All Other Markets	138	71.3%	71.9%	(0.9)%	$124.83	$124.37	0.4%	$89.03	$89.46	(0.5)%	39.7%

Total Portfolio	241	74.6%	74.5%	0.1%	$134.43	$133.25	0.9%	$100.23	$99.31	0.9%	100.0%

Note:  Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Region
Three Months ended March 31
(Unaudited)

Region		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q1 2018	Q1 2017	% Change	Q1 2018	Q1 2017	% Change	Q1 2018	Q1 2017	% Change	Q1 2018
STR Region
East North Central	15	65.8%	64.8%	1.5%	$118.35	$118.21	0.1%	$77.89	$76.62	1.7%	4.2%
East South Central	30	74.2%	73.9%	0.4%	$126.05	$126.27	(0.2)%	$93.52	$93.29	0.2%	9.8%
Middle Atlantic	12	70.9%	69.7%	1.6%	$141.87	$142.24	(0.3)%	$100.52	$99.21	1.3%	1.4%
Mountain	20	78.3%	79.8%	(1.9)%	$141.64	$139.91	1.2%	$110.84	$111.66	(0.7)%	12.3%
New England	5	62.3%	61.0%	2.2%	$124.10	$126.09	(1.6)%	$77.35	$76.93	0.6%	1.2%
Pacific	33	82.6%	81.8%	1.0%	$154.47	$153.85	0.4%	$127.58	$125.80	1.4%	22.1%
South Atlantic	63	77.1%	76.3%	1.1%	$135.04	$132.18	2.2%	$104.07	$100.79	3.2%	28.3%
West North Central	17	65.5%	69.6%	(5.9)%	$116.15	$117.07	(0.8)%	$76.08	$81.48	(6.6)%	3.7%
West South Central	46	72.2%	72.5%	(0.4)%	$126.29	$124.82	1.2%	$91.14	$90.45	0.8%	17.0%

Total Portfolio	241	74.6%	74.5%	0.1%	$134.43	$133.25	0.9%	$100.23	$99.31	0.9%	100.0%

Note:  Region categorization is based on STR designation.

Page | 15

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Chain Scale
Three Months ended March 31
(Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q1 2018	Q1 2017	% Change	Q1 2018	Q1 2017	% Change	Q1 2018	Q1 2017	% Change	Q1 2018
Upscale
Courtyard	40	70.7%	70.6%	0.2%	$135.36	$135.73	(0.3)%	$95.73	$95.80	(0.1)%	18.1%
Hilton Garden Inn	42	72.3%	72.2%	0.2%	$133.32	$132.84	0.4%	$96.43	$95.92	0.5%	18.3%
Homewood Suites	34	80.2%	79.3%	1.2%	$143.77	$140.19	2.6%	$115.34	$111.18	3.7%	14.8%
Residence Inn	34	78.0%	77.8%	0.3%	$142.36	$141.43	0.7%	$111.06	$109.99	1.0%	16.3%
SpringHill Suites	17	72.4%	74.2%	(2.4)%	$120.64	$118.88	1.5%	$87.32	$88.15	(0.9)%	6.1%
Upscale Total	167	74.4%	74.3%	0.1%	$136.32	$135.18	0.8%	$101.43	$100.48	0.9%	73.6%

Upper Midscale
Fairfield Inn/Fairfield Inn & Suites	11	77.5%	79.0%	(1.9)%	$120.79	$121.45	(0.6)%	$93.63	$96.01	(2.5)%	3.9%
Hampton Inn/Hampton Inn & Suites	38	72.8%	73.7%	(1.2)%	$133.20	$130.86	1.8%	$96.95	$96.38	0.6%	14.3%
Home2 Suites	8	77.8%	76.1%	2.2%	$122.04	$120.74	1.1%	$94.95	$91.92	3.3%	3.1%
TownePlace Suites	12	76.3%	74.5%	2.5%	$103.02	$103.45	(0.4)%	$78.64	$77.05	2.1%	3.2%
Upper Midscale Total	69	74.6%	74.9%	(0.4)%	$125.26	$124.12	0.9%	$93.48	$92.97	0.5%	24.5%

Upper Upscale
Embassy Suites	2	84.3%	83.8%	0.6%	$171.92	$162.40	5.9%	$144.93	$136.10	6.5%	1.4%
Marriott	2	69.2%	67.6%	2.3%	$148.49	$151.34	(1.9)%	$102.77	$102.37	0.4%	2.2%
Renaissance	1	89.1%	86.6%	2.9%	$185.27	$184.12	0.6%	$165.05	$159.45	3.5%	(1.7)%
Upper Upscale Total	5	77.0%	75.6%	1.9%	$163.29	$161.52	1.1%	$125.72	$122.04	3.0%	1.9%

Total Portfolio	241	74.6%	74.5%	0.1%	$134.43	$133.25	0.9%	$100.23	$99.31	0.9%	100.0%

Note:  Chain scale categorization is based on STR designation.

Apple Hospitality REIT, Inc.
Comparable Hotels Operating Metrics by Location
Three Months ended March 31
(Unaudited)

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q1 2018	Q1 2017	% Change	Q1 2018	Q1 2017	% Change	Q1 2018	Q1 2017	% Change	Q1 2018
STR Location
Airport	16	81.2%	80.4%	1.0%	$139.91	$135.95	2.9%	$113.61	$109.32	3.9%	7.9%
Interstate	8	62.6%	66.8%	(6.2)%	$104.77	$109.36	(4.2)%	$65.61	$73.01	(10.1)%	1.6%
Resort	9	78.7%	78.4%	0.5%	$154.13	$145.84	5.7%	$121.35	$114.28	6.2%	5.8%
Small Metro/Town	19	72.7%	72.2%	0.7%	$121.41	$122.84	(1.2)%	$88.24	$88.66	(0.5)%	6.1%
Suburban	148	74.6%	74.2%	0.5%	$130.96	$129.12	1.4%	$97.65	$95.84	1.9%	58.0%
Urban	41	74.0%	74.7%	(0.9)%	$145.99	$148.25	(1.5)%	$108.05	$110.69	(2.4)%	20.6%

Total Portfolio	241	74.6%	74.5%	0.1%	$134.43	$133.25	0.9%	$100.23	$99.31	0.9%	100.0%

Note:  Location categorization is based on STR designation.

Page | 16